Exhibit 99.1

Tivity Health Completes Divestiture of Nutrition Business

Company Focused on Core Healthcare Business, Strategic Growth Opportunities

NASHVILLE, Tenn. (December 9, 2020) – Tivity Health (Nasdaq: TVTY) announced today that it has completed the divestiture of its Nutrition Business, which includes Nutrisystem® and South Beach Diet®, to Kainos Capital, a leading food and consumer-focused private equity firm, for a total gross purchase price of $575 million in cash. The Company used a significant majority of the divestiture net proceeds to pay down debt, which has materially de-levered its balance sheet and will provide significant additional financial flexibility to support the growth of its go-forward, focused healthcare business. The transaction is expected to result in a fourth quarter 2020 post-close net leverage ratio of no more than 2.8x.

“This transaction will enable Tivity Health to drive sustainable growth within our healthcare business, accelerating our SilverSneakers®, Prime® Fitness, WholeHealth Living® and Wisely Well™ brands with new digital engagement tools and data to become a more member-centric organization,” said Anthony Sanfilippo, Chairman of the Board of Directors, Tivity Health. “In addition to divesting the Nutrition division, we’ve realigned our organizational structure and resources to best deliver on our growth opportunities, and we expect to continue to achieve strong operational performance as a result of our disciplined approach. I am extremely proud of the progress we’ve made repositioning the business, accelerating the positive change since Richard Ashworth became CEO in June. Building on our solid foundation and with Richard’s capable and focused leadership, I am confident Tivity Health is on track to become the modern destination for healthy living.”

“The strategic changes underway at Tivity Health have unlocked a wide range of exciting opportunities to promote growth in our healthcare business and bring new and expanded capabilities to our members, customers and partners,” said Richard Ashworth, CEO, Tivity Health. “We have a strong, talented team in place, and have begun a search for a Chief Customer Experience and Innovation Officer, as well as a Chief Information Officer, to support our go-forward strategy. Tommy Lewis will remain as Chief Operating Officer, with a focus on supporting our health plans and fitness location partners in our core healthcare commercial operations. As President of the Nutrition Division, Tommy orchestrated an impressive turnaround, significantly improving the Division’s performance in just over ten months. We are grateful for his contributions and pleased that our healthcare business will continue to benefit from his expert guidance. I look forward to sharing more about our go-forward strategy on our fourth quarter and full year earnings call in February.”

Lazard acted as the exclusive financial advisor to Tivity Health on the sale of its Nutrition Business and Bass, Berry and Sims PLC served as legal counsel.

About Tivity Health
Tivity Health® (Nasdaq: TVTY) is a leading provider of healthy life-changing solutions, including SilverSneakers®, Prime® Fitness WholeHealth Living® and Wisely Well™. We are actively addressing the social determinants of health, defined as the conditions in which we work, live and play. From improving health outcomes to reversing the narrative on inactivity, food insecurity, and social isolation and loneliness, we are making a difference and are transforming the way we do health. Learn more at TivityHealth.com.

About Kainos Capital

Kainos Capital is a middle market private equity firm with an exclusive focus on the food and consumer products sectors. The Kainos team has extensive investment and operating experience in the industry, having invested over $2 billion of equity in more than 75 transactions with a total transaction value in excess of $11 billion. The firm's strategy is to build a diversified portfolio of growing and strategically relevant food and consumer businesses that trade buyers would like to acquire. For more information, visit Kainos Capital's website at www.kainoscapital.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain statements that are “forward-looking” statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “will,” “expect,” “outlook,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. Readers of this press release should understand that these statements are not guarantees of performance or results. Many risks and uncertainties could affect actual results and cause them to vary materially from the forward-looking statements. These risks and uncertainties include, among other things: the failure to receive the anticipated benefits from the divestiture transaction; the risk that the Company’s expectations regarding the effect of the transaction on the Company’s leverage profile may not be achieved; the profitability of the Company’s business going forward; continuing impacts from the COVID-19 pandemic (including the response of governmental authorities to combat and contain the pandemic, the closure of fitness centers in the Company’s national network (or operational restrictions imposed on such fitness centers), and potential reclosures as a result of recent surges in positive COVID-19 cases) on the Company’s business, operations or liquidity; the risk that the Company’s indebtedness may limit the Company’s ability to adapt to changes in the economy or market conditions, expose the Company to interest rate risk for the variable rate indebtedness and require a significant portion of cash flows from operations to be dedicated to the payment of indebtedness; the Company’s ability to service its debt, make principal and interest payments as those payments become due, and remain in compliance with its debt covenants; the risks associated with changes in macroeconomic conditions (including the impacts of any recession or changes in consumer spending resulting from the COVID-19 pandemic), widespread epidemics, pandemics (such as the current COVID-19 pandemic) or other outbreaks of disease, geopolitical turmoil, and the continuing threat of domestic or international terrorism; the Company’s ability to collect accounts receivable from its customers and amounts due under its sublease agreements; the market’s acceptance of the Company’s new products and services; the Company’s ability to develop and implement effective strategies and to anticipate and respond to strategic changes, opportunities, and emerging trends in the Company’s industry and/or business, as well as to accurately forecast the related impact on the Company’s revenues and earnings; counterparty risk associated with the Company’s interest rate swap agreements; the Company’s ability to obtain adequate financing to provide the capital that may be necessary to support its current or future operations; the impact of any impairment of the Company’s goodwill, intangible assets, or other long-term assets; the risks associated with potential failures of the Company’s information systems or those of third-party vendors, including as a result of telecommuting issues associated with personnel working remotely, which may include a failure to execute on policies and processes in a work-from-home or remote model; the risks associated with data privacy or security breaches, computer hacking, network penetration and other illegal intrusions of the Company’s information systems or those of third-party vendors or other service providers, including those risks that result from the increase in personnel working remotely, which may result in unauthorized access by third parties, loss, misappropriation, disclosure or corruption of customer, employee or the Company’s information, or other data subject to privacy laws and may lead to a disruption in the Company’s business, costs to modify, enhance, or remediate its cybersecurity measures, enforcement actions, fines or litigation against the Company, or damage to its business reputation; the impact of any new or proposed legislation, regulations and interpretations relating to Medicare, Medicare Advantage, Medicare Supplement, e-commerce, advertising, and privacy and security laws; the impact of a reduction in Medicare Advantage health plan reimbursement rates or changes in plan design; the Company’s ability to attract, hire, or retain key personnel or other qualified employees and to control labor costs; the risks associated with changes to traditional office-centered business processes and/or conducting operations out of the office in a work-from-home or remote model by the Company or its third-party vendors during adverse situations (e.g., during a crisis, disaster, or pandemic), which may result in additional costs and/or may negatively impact productivity and cause other disruptions to the Company’s business; the effectiveness of the reorganization of the Company’s business and the Company’s ability to realize the anticipated benefits; the Company’s ability to effectively compete against other entities, whose financial, research, staff, and marketing resources may exceed its resources; the impact of legal proceedings involving the Company and/or its subsidiaries, products, or services, including any claims related to intellectual property rights; the Company’s ability to enforce its intellectual property rights; the risks associated with deriving a significant concentration of revenues from a limited number of the Company’s customers, many of whom are health plans; the Company’s ability and/or the ability of its customers to enroll participants and to accurately forecast their level of enrollment and participation in the Company’s programs in a manner and within the timeframe anticipated by the Company; the Company’s ability to sign, renew and/or maintain contracts with its customers and/or the Company’s fitness partner locations under existing terms or to restructure these contracts on terms that would not have a material negative impact on the Company’s results of operations; the ability of the Company’s health plan customers to maintain the number of covered lives enrolled in those health plans during the terms of the Company’s agreements; the Company’s ability to add and/or retain paid subscribers in its Prime Fitness program; the impact of severe or adverse weather conditions, the current COVID-19 pandemic, and the potential emergence of additional health pandemics or infectious disease outbreaks on member participation in the Company’s programs; the impact of healthcare reform on the Company’s business; the effectiveness of the Company’s marketing and advertising programs; the Company’s ability to develop and commercially introduce new products and services; and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

Tivity Health Contacts:

Investors:

Westwicke Partners

tivity@westwicke.com

Media:

Jill Meyer

Jill.meyer@tivityhealth.com